Exhibit 99.1

● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 2Q21 GAAP EPS of $0.61 and Record Core EPS of $0.73 Board of Directors Increases Share Repurchase Authorization

“Our successful deposit strategy, the integration of Empire National Bank and the reopening of the New York metro area, resulted in a strong quarter for our Company. Quarterly GAAP EPS of $0.61 resulted in an increase of 2% over the prior quarter. We achieved record core EPS of $0.73, up 103% YoY and 35% QoQ. Importantly, we recognized GAAP ROAA and ROAE of 0.93% and 11.95%, respectively, and record core ROAA and ROAE of 1.11% and 14.27%, respectively.”

“We delivered on our strategic objective of optimizing the cost of funds. The cost of funds decreased four basis points from the prior quarter while the average deposit mix continued to improve with both non-interest bearing and core deposits increasing 8% and 5% (not annualized), respectively. The fifth consecutive quarter of record net interest income equaled $61.0 million, despite total assets remaining flat. We also performed well against our strategic objective to obtain appropriate risk adjusted returns as credit quality improved due to non-performing assets decreasing 17% QoQ.”

- John R. Buran, President and CEO

Empire Exceeding Expectations. “The results of the acquisition of Empire National Bank have exceeded our expectations. When the acquisition was announced, tangible book value earn back was modeled at 3.4 years. Our tangible book value per share as of June 30, 2021 totaling $20.51 exceeds the tangible book value per share of $20.22 as of September 30, 2020, the reported value when the deal closed and the tangible book value per share of $19.62 as of September 30, 2019, the reported value when the deal was announced. This accomplishment provided investors with an earn back of 9 months as management actions to achieve targeted cost saves and improved NIM were successful despite the COVID-19 pandemic and subsequent delays.”

Strong Capital; Increased Share Repurchase Authorization. “The capital ratios increased during the quarter with TCE/TA increasing to 7.80%. The Board of Directors authorized an increase of 1 million shares to our current share repurchase program, which now totals nearly 1.3 million shares and had no expiration. With our history of a low inherent risk business model, low loan to values for our real estate loans along with improved credit metrics, we are confident in our ability to support an increased stock repurchase program.”

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
2Q21 Key Financial Metrics[1]

	2Q21	1Q21	4Q20	3Q20	2Q20
GAAP:
EPS	$0.61	$0.60	$0.11	$0.50	$0.63
ROAA (%)	0.93	0.93	0.18	0.81	1.01
ROAE (%)	11.95	12.29	2.27	9.94	13.11
NIM FTE (%)	3.14	3.18	3.08	3.00	2.87
Core:
EPS	$0.73	$0.54	$0.58	$0.56	$0.36
ROAA (%)	1.11	0.83	0.92	0.91	0.57
ROAE (%)	14.27	10.96	11.67	11.22	7.39
Core NIM FTE (%)	3.14	3.06	3.03	2.98	2.89
Efficiency Ratio (%)	53.4	58.6	57.6	55.4	54.9
Credit Quality:
NPAs/Loans&REO (%)	0.26	0.31	0.31	0.42	0.34
LLRs/Loans (%)	0.64	0.67	0.67	0.65	0.61
LLRs/NPLs (%)	242.55	212.87	214.27	154.66	181.84
NCOs/Avg Loans (%)	0.05	0.17	0.04	0.06	0.07
Balance Sheet:
Avg Loans ($B)	$6.7	$6.7	$6.4	$5.9	$5.9
Avg Dep ($B)	$6.5	$6.3	$5.5	$5.0	$5.0
Book Value/Share	$21.16	$20.65	$20.11	$20.78	$20.27
Tangible BV/Share	$20.51	$19.99	$19.45	$20.22	$19.71
TCE/TA (%)	7.80	7.60	7.52	8.10	7.78

1 See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

2Q21 Highlights
●
Record net interest income up 0.2% QoQ and 25.3% YoY to $61.0 million, while core net interest income was up 4.4% QoQ and 24.6% YoY to $61.1 million due to continued improvement in funding costs, increased prepayment penalty income, and net PPP fees
●
Net interest margin declined 4 bps QoQ, but rose 27 bps YoY to 3.14%, and core net interest margin was up 8 bps QoQ and 25 bps YoY to 3.14% primarily due to an improvement in funding costs and a rise in prepayment penalty income
●
Period end loans, excluding PPP, rose 0.4% QoQ and 10.7% YoY; loan closings were $324.4 million in 2Q21, up 0.5% QoQ and 38.8% YoY
●
Average deposits rose 3.6% QoQ and 29.1% YoY to $6.5 billion, with core deposits 84% of total average deposits
●
Loan pipeline rose 39.2% YoY to $432.6 million
●
Benefit for credit losses of $1.6 million due to an improving economic outlook; strong LTVs, and improving credit metrics; net charge-offs were $0.9 million or 5 bps of average loans in 2Q21
●
NPAs fell 17% QoQ to $17.6 million; criticized and classified assets increased 9.6% to $69.2 million (representing 1.03% of loans)
●
Tangible Common Equity to Tangible Assets improved to 7.80% from 7.60% in 1Q21

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Income Statement Highlights

						Y/Y	Q/Q
($000s, except EPS)	2Q21	1Q21	4Q20	3Q20	2Q20	Change	Change

Net Interest Income	$61,039	$60,892	$55,732	$49,924	$48,717	25.3%	0.2%
(Benefit) Provision for Credit Losses	(1,598)	2,820	3,862	2,470	9,619	(116.6)	(156.7)
Non-interest Income (Loss)	(3,210)	6,311	(1,181)	1,351	13,737	(123.4)	(150.9)
Non-interest Expense	34,011	38,159	46,811	29,985	28,755	18.3	(10.9)
Income Before Income Taxes	25,416	26,224	3,878	18,820	24,080	5.5	(3.1)
Provision for Income Taxes	6,158	7,185	417	4,489	5,808	6.0	(14.3)
Net Income	$19,258	$19,039	$3,461	$14,331	$18,272	5.4	1.2
Diluted EPS	$0.61	$0.60	$0.11	$0.50	$0.63	(3.2)	1.7
Avg. Diluted Shares (000s)	31,677	31,604	30,603	28,874	28,867	9.7	0.2

Core Net Income[1]	$22,994	$16,973	$17,784	$16,168	$10,297	123.3	35.5
Core EPS[1]	$0.73	$0.54	$0.58	$0.56	$0.36	102.8	35.2

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income for 2Q21 was $61.0 million, an increase of 25.3% YoY and 0.2% QoQ.

●	Net interest margin of 3.14%, increased 27 bps YoY, but declined 4 bps QoQ; there was no effect of the PPP loans on the NIM in 2Q21, but there was a drag on the NIM of 4 bps in 1Q21, 3 bps in 4Q20, 2 bps in 3Q20, and 1 bp in 2Q20; net purchase accounting accretion was $0.6 million in 2Q21, $0.9 million in 1Q21 and not meaningful in 4Q20
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from non-accrual loans, net gains (losses) from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $1.8 million (10 bps) in 2Q21, $3.3 million (17 bps) in 1Q21, $2.1 million (11 bps) in 4Q20, $1.7 million (11 bps) in 3Q20, and $0.4 million (2 bps) in 2Q20
●	Excluding these items in the previous bullet, net interest margin improved to 3.04% in 2Q21 from 3.01% in 1Q21, 2.97% in 4Q20, 2.89% in 3Q20, and 2.85% in 2Q20, or an increase of 19 bps YoY and 3 bps QoQ
●	Net PPP loan fees were $1.2 million (6 bps NIM impact) in 2Q21, an increase from $0.5 million (3 bps) in 1Q21, $0.4 million (2 bps) in 4Q20, $0.3 million (1 bp) in 3Q20, and $0.1 million (1 bp) in 2Q20

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

The Company recorded a benefit for credit losses of $1.6 million in 2Q21, compared to provisions for credit losses of $2.8 million in 1Q21 and $9.6 million in 2Q20.

●	2Q21 benefit for credit losses was driven by the improving economic outlook supported by the low LTVs and inherent risk in the real estate portfolio
●	Net charge-offs were $0.9 million in 2Q21, an improvement from $2.9 million in 1Q21, but roughly stable from the $0.6 million in 4Q20, $0.8 million in 3Q20, and $1.0 million in 2Q20

Non-interest income for 2Q21 was a loss of $3.2 million, compared to income of $6.3 million in 1Q21 and income of $13.7 million in 2Q20.

●	Non-interest income included net gains (losses) from fair value adjustments of $(6.5) million ($(0.15) per share, net of tax) in 2Q21, $1.0 million ($0.02 per share, net of tax) in 1Q21, $(4.1) million ($(0.11) per share, net of tax) in 4Q20, $(2.2) million ($(0.06) per share, net of tax) in 3Q20, and $10.2 million ($0.27 per share, net of tax) in 2Q20
●	Absent all above items and other immaterial adjustments, non-interest income was $3.2 million in 2Q21, up 9.8% YoY, but down 31.7% QoQ as customer swap activity normalized after a strong 1Q21

Non-interest expense was $34.0 million in 2Q21, down from $38.2 million in 1Q21 and $46.8 million in 4Q20, but up from $30.0 million in 3Q20, and $28.8 million in 2Q20.

●	2Q21 non-interest expense includes $0.5 million of pre-tax merger benefits primarily related to a refund received from a data processing vendor ($(0.01) per share, net of tax)
●	1Q21 non-interest expense includes $1.0 million of pre-tax merger charges ($0.02 per share, net of tax); 1Q21 includes $3.3 million of seasonal compensation expense
●	4Q20 non-interest expense includes $5.3 million pre-tax merger charges ($0.14 per share, net of tax) and $7.8 million pre-tax debt prepayment penalties ($0.20 per share, net of tax)
●	Non-interest expense includes merger charges of $0.4 million in 3Q20 and $0.2 million in 2Q20 ($0.01 per share, net of tax, for each period)
●	Excluding the above items and other and immaterial adjustments, core operating expenses were $34.4 million in 2Q21, up 20.3% YoY, but down 7.3% QoQ
●	The efficiency ratio improved to 53.4% in 2Q21, from 58.6% in 1Q21, 57.6% in 4Q20, 55.4% in 3Q20, and 54.9% in 2Q20

The provision for income taxes was $6.2 million in 2Q21, $7.2 million in 1Q21, $0.4 million in 4Q20, $4.5 million in 3Q20, and $5.8 million in 2Q20.

●	The effective tax rate was 24.2% in 2Q21, 27.4% in 1Q21, 10.8% in 4Q20, 23.9% in 3Q20, and 24.1% in 2Q20
●	The 2Q21 effective tax rate includes $0.8 million benefit for the state rate change; absent this benefit the effective tax rate would have been 27.2%

Balance Sheet, Credit Quality, and Capital Highlights

						Y/Y		Q/Q
($000s, except per share data)	2Q21	1Q21	4Q20	3Q20	2Q20	Change		Change
Average Loans And Deposits
Loans	$6,687	$6,700	$6,376	$5,904	$5,946	12.5%		(0.2)%
Deposits	6,511	6,285	5,515	4,999	5,043	29.1		3.6

Credit Quality
Nonperforming Loans	$17,592	$21,186	$21,073	$24,792	$20,188	(12.9)%		(17.0)%
Nonperforming Assets	17,592	21,221	21,108	24,827	20,431	(13.9)		(17.1)
Criticized and Classified Assets	69,161	63,130	71,691	42,181	48,712	42.0		9.6
Allowance for Credit Losses/Loans (%)	0.64	0.67	0.67	0.65	0.61	3	bps	(3)	bps

Capital
Book Value/Share	$21.16	$20.65	$20.11	$20.78	$20.27	4.4%		2.5%
Tangible Book Value/Share	20.51	19.99	19.45	20.22	19.71	4.1		2.6
Tang. Common Equity/Tang. Assets (%)	7.80	7.60	7.52	8.10	7.78	2	bps	20	bps
Leverage Ratio (%)	8.50	8.44	8.38	9.03	8.64	(14)		6

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Average loans were $6.7 billion, an increase of 12.5% YoY, but a decline of 0.2% QoQ.

●	Total loan closings rose to $324.4 million in 2Q21, compared to $322.9 million in 1Q21, $316.0 million in 4Q20, $155.6 million in 3Q20, and $233.8 million in 2Q20
●	The loan pipeline increased to $432.6 million at June 30, 2021, compared to $310.8 million a year ago
●	SBA Paycheck Protection Program (“PPP”) loans were $197.3 million at 2Q21, $251.0 million at 1Q21, $151.9 million at 4Q20, $111.6 million at 3Q20, and $93.2 million at 2Q20; forgiven PPP loans were $69.2 million in 2Q21 compared to $24.1 million in 1Q21; the SBA has up to 90 days to process forgiveness; remaining unamortized net PPP fees were $4.4 million

Average Deposits totaled $6.5 billion, rising 29.1% YoY and 3.6% QoQ.

●	Average core deposits (non-CD deposits) rose to 84.0% of total average deposits (including escrow deposits) in 2Q21, compared to 76.5% a year ago

Credit Quality; Non-performing loans declined to $17.6 million in 2Q21, compared to $21.2 million in 1Q21 and $20.4 million in 2Q20.

●	Non-performing assets totaled $17.6 million, down 17.1% QoQ, and 13.9% YoY
●	Criticized and classified assets totaled $69.2 million at 2Q21, $63.1 million at 1Q21, $71.7 million at 4Q20, $42.2 million at 3Q20, and $48.7 million at 2Q20; the QoQ increase was primarily due to a rise in watch list loans; partially offset by a decline in classified loans
●	Loans classified as troubled debt restructured (TDR) totaled $15.5 million versus $15.2 million at 1Q21 and $6.0 million a year ago
●	Active COVID-19 forbearances totaled 69 loans with a principal balance of $245.8 million at June 30, 2021, with $163.3 million making interest payments and only $82.5 million (1.2% of loans) with full payment deferrals
●	Over 85% of gross loans are collateralized by real estate and these loans have a loan-to-value ratio of 38% as of June 30, 2021
●	Allowance for credit losses were 0.64% of loans at 2Q21 compared to 0.67% of loans at 1Q21 and 0.61% a year ago

Capital; Book value per common share increased to $21.16 at 2Q21, versus $20.65 at 1Q21 and $20.27 at 2Q20; tangible book value per common share, a non-GAAP measure, rose to $20.51 at 2Q21, compared to $19.99 at 1Q21 and $19.71 in 2Q20.

●	The Company paid a dividend of $0.21 per share in 2Q21 and did not repurchase any shares in the quarter
●	The Board of Directors increased the share repurchase authorization by 1 million shares; up to 1,284,806 shares remained subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.80% at 2Q21 compared to 7.78% a year ago
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements
●	The leverage ratio was 8.50% in 2Q21 versus 8.64% in 2Q20

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information And Third Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, will host a conference call tomorrow, Wednesday, July 28, 2021, at 9:30 AM (ET) to discuss the Company’s second quarter 2021 results and strategy.
●	Dial-in for Live Call: 1-877-509-5836
●	Webcast: https://services.choruscall.com/links/ffic210728.html
●	Dial-in for Replay: 1-877-344-7529
●	Replay Access Code: 10151629
●	The conference call will be simultaneously webcast and archived through July 28, 2022.

Third Quarter 2021 Earnings Release Date:

The Company plans to release Third Quarter 2021 financial results after the market close on October 26, 2021; conference call at 9:30 AM (ET) on October 27, 2021.

A detailed announcement will be issued prior to the third quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, a New York State-chartered commercial bank insured by the Federal Deposit Insurance Corporation. The Bank serves consumers, businesses, professionals, corporate clients, and public entities by offering a full complement of deposit, loan, equipment finance, and cash management services through its banking offices located in Queens, Brooklyn, Manhattan, and on Long Island. As a leader in real estate lending, the Bank’s experienced lending team creates mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. Flushing Bank is an Equal Housing Lender. The Bank also operates an online banking division consisting of iGObanking.com®, which offers competitively priced deposit products to consumers nationwide, and BankPurely®, an eco-friendly, healthier lifestyle community brand.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at http://www.flushingbank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.flushingbank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands, except per share data)	2021		2021		2020		2020		2020		2021		2020
Performance Ratios (1)
Return on average assets	0.93%		0.93%		0.18%		0.81%		1.01%		0.93%		0.47%
Return on average equity	11.95		12.29		2.27		9.94		13.11		12.11		5.95
Yield on average interest-earning assets (2)	3.69		3.77		3.82		3.84		3.81		3.73		3.89
Cost of average interest-bearing liabilities	0.66		0.69		0.86		0.98		1.09		0.67		1.41
Cost of funds	0.57		0.61		0.77		0.89		0.99		0.59		1.30
Net interest rate spread during period (2)	3.03		3.08		2.96		2.86		2.72		3.06		2.48
Net interest margin (2)	3.14		3.18		3.08		3.00		2.87		3.16		2.66
Non-interest expense to average assets	1.65		1.87		2.43		1.69		1.60		1.76		1.71
Efficiency ratio (3)	53.38		58.58		57.56		55.37		54.92		55.96		61.16
Average interest-earning assets to average interest-bearing liabilities	1.19	X	1.18	X	1.17	X	1.16	X	1.15	X	1.19	X	1.14	X

Average Balances
Total loans, net	$6,686,888		$6,700,476		$6,375,516		$5,904,051		$5,946,412		$6,693,644		$5,870,640
Total interest-earning assets	7,790,174		7,667,217		7,243,472		6,675,896		6,809,835		7,729,035		6,764,846
Total assets	8,263,553		8,147,714		7,705,407		7,083,028		7,206,059		8,205,954		7,156,529
Total due to depositors	5,495,936		5,363,647		4,708,760		4,353,560		4,395,228		5,430,158		4,487,011
Total interest-bearing liabilities	6,532,891		6,477,871		6,169,574		5,731,899		5,912,774		6,505,534		5,932,350
Stockholders' equity	644,690		619,647		609,463		576,512		557,414		632,238		567,006

Per Share Data
Book value per common share (4)	$21.16		$20.65		$20.11		$20.78		$20.27		$21.16		$20.27
Tangible book value per common share (5)	$20.51		$19.99		$19.45		$20.22		$19.71		$20.51		$19.71

Stockholders' Equity
Stockholders' equity	$655,167		$639,201		$618,997		$586,406		$571,921		$655,167		$571,921
Tangible stockholders' equity	634,959		618,839		598,476		570,571		556,086		634,959		556,086

Consolidated Regulatory Capital Ratios
Tier 1 capital	$697,591		$679,343		$662,987		$630,380		$617,620		$697,591		$617,620
Common equity Tier 1 capital	649,367		636,071		621,247		593,344		583,238		649,367		583,238
Total risk-based capital	823,494		806,922		794,034		740,499		726,291		823,494		726,291
Risk Weighted Assets	6,344,076		6,281,136		6,287,598		5,381,938		5,406,014		6,344,076		5,406,104

Tier 1 leverage capital (well capitalized = 5%)	8.50%		8.44%		8.38%		9.03%		8.64%		8.50%		8.64%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.24		10.13		9.88		11.02		10.79		10.24		10.79
Tier 1 risk-based capital (well capitalized = 8.0%)	11.00		10.82		10.54		11.71		11.42		11.00		11.42
Total risk-based capital (well capitalized = 10.0%)	12.98		12.85		12.63		13.76		13.43		12.98		13.43

Capital Ratios
Average equity to average assets	7.80%		7.61%		7.91%		8.14%		7.74%		7.70%		7.92%
Equity to total assets	8.03		7.83		7.76		8.30		7.98		8.03		7.98
Tangible common equity to tangible assets (6)	7.80		7.60		7.52		8.10		7.78		7.80		7.78

Asset Quality
Non-accrual loans (7)	$17,391		$18,604		$18,325		$24,792		$20,038		$17,391		$20,038
Non-performing loans	17,592		21,186		21,073		24,792		20,188		17,592		20,188
Non-performing assets	17,592		21,221		21,108		24,827		20,431		17,592		20,431
Net charge-offs	902		2,865		646		837		1,007		3,767		2,156

Asset Quality Ratios
Non-performing loans to gross loans	0.26%		0.31%		0.31%		0.42%		0.34%		0.26%		0.34%
Non-performing assets to total assets	0.22		0.26		0.26		0.35		0.29		0.22		0.29
Allowance for loan losses to gross loans	0.64		0.67		0.67		0.65		0.61		0.64		0.61
Allowance for loan losses to non-performing assets	242.55		212.52		213.91		154.44		179.68		242.55		179.68
Allowance for loan losses to non-performing loans	242.55		212.87		214.27		154.66		181.84		242.55		181.84
Net charge-offs to average loans	0.05		0.17		0.04		0.06		0.07		0.11		0.07

Full-service customer facilities	25		25		25		20		20		25		20

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1) Ratios are presented on an annualized basis, where appropriate.

(2) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

(3) Efficiency ratio, a non-GAAP measure, was calculated by dividing non-interest expense (excluding merger expense, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustments) by the total of net interest income (excluding net gains and losses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and non-interest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments).

(4) Calculated by dividing stockholders’ equity by shares outstanding.

(5) Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(7) Excludes performing non-accrual TDR loans.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands, except per share data)	2021	2021	2020	2020	2020	2021	2020
Interest and Dividend Income
Interest and fees on loans	$67,999	$69,021	$66,120	$60,367	$60,557	$137,020	$121,666
Interest and dividends on securities:
Interest	3,685	3,072	2,813	3,525	4,182	6,757	9,438
Dividends	7	8	8	9	11	15	26
Other interest income	51	36	30	13	22	87	312
Total interest and dividend income	71,742	72,137	68,971	63,914	64,772	143,879	131,442

Interest Expense
Deposits	5,539	6,105	6,470	7,093	9,971	11,644	28,749
Other interest expense	5,164	5,140	6,769	6,897	6,084	10,304	13,150
Total interest expense	10,703	11,245	13,239	13,990	16,055	21,948	41,899

Net Interest Income	61,039	60,892	55,732	49,924	48,717	121,931	89,543
(Benefit) provision for credit losses	(1,598)	2,820	3,862	2,470	9,619	1,222	16,797
Net Interest Income After (Benefit) Provision for Credit Losses	62,637	58,072	51,870	47,454	39,098	120,709	72,746

Non-interest Income (loss)
Banking services fee income	1,233	2,725	1,442	1,316	944	3,958	1,742
Net gain (loss) on sale of securities	123	—	(610)	—	(54)	123	(91)
Net gain on sale of loans	127	31	6	—	—	158	42
Net gain on disposition of assets	—	621	—	—	—	621	—
Net gain (loss) from fair value adjustments	(6,548)	982	(4,129)	(2,225)	10,205	(5,566)	4,212
Federal Home Loan Bank of New York stock dividends	500	689	734	874	881	1,189	1,845
Life insurance proceeds	—	—	—	—	659	—	659
Bank owned life insurance	1,009	997	1,016	923	932	2,006	1,875
Other income	346	266	360	463	170	612	589
Total non-interest income (loss)	(3,210)	6,311	(1,181)	1,351	13,737	3,101	10,873

Non-interest Expense
Salaries and employee benefits	19,879	22,664	22,089	17,335	16,184	42,543	34,804
Occupancy and equipment	3,522	3,367	3,446	3,021	2,827	6,889	5,667
Professional services	1,988	2,400	2,463	2,064	1,985	4,388	4,847
FDIC deposit insurance	729	1,213	562	727	737	1,942	1,387
Data processing	1,419	2,109	3,411	1,668	1,813	3,528	3,507
Depreciation and amortization	1,638	1,639	1,579	1,542	1,555	3,277	3,091
Other real estate owned/foreclosure (recoveries) expense	22	(10)	95	240	45	12	(119)
Prepayment penalty on borrowings	—	—	7,834	—	—	—	—
Other operating expenses	4,814	4,777	5,332	3,388	3,609	9,591	7,951
Total non-interest expense	34,011	38,159	46,811	29,985	28,755	72,170	61,135

Income Before Income Taxes	25,416	26,224	3,878	18,820	24,080	51,640	22,484

Provision (benefit) for Income Taxes
Federal	4,857	5,071	533	3,359	4,307	9,928	5,296
State and local	1,301	2,114	(116)	1,130	1,501	3,415	306
Total taxes	6,158	7,185	417	4,489	5,808	13,343	5,602

Net Income	$19,258	$19,039	$3,461	$14,331	$18,272	$38,297	$16,882

Basic earnings per common share	$0.61	$0.60	$0.11	$0.50	$0.63	$1.21	$0.58
Diluted earnings per common share	$0.61	$0.60	$0.11	$0.50	$0.63	$1.21	$0.58
Dividends per common share	$0.21	$0.21	$0.21	$0.21	$0.21	$0.42	$0.42

Basic average shares	31,677	31,604	30,603	28,874	28,867	31,641	28,860
Diluted average shares	31,677	31,604	30,603	28,874	28,867	31,641	28,860

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2021	2021	2020	2020	2020
ASSETS
Cash and due from banks	$145,971	$174,420	$157,388	$75,560	$84,754
Securities held-to-maturity:
Mortgage-backed securities	7,904	7,909	7,914	7,919	7,924
Other securities	49,986	49,912	49,918	50,252	50,078
Securities available for sale:
Mortgage-backed securities	596,661	518,781	404,460	386,235	442,507
Other securities	224,784	242,440	243,514	234,721	232,803
Loans	6,718,806	6,745,316	6,704,674	5,941,398	5,983,275
Allowance for loan losses	(42,670)	(45,099)	(45,153)	(38,343)	(36,710)
Net loans	6,676,136	6,700,217	6,659,521	5,903,055	5,946,565
Interest and dividends receivable	43,803	44,941	44,041	36,068	30,219
Bank premises and equipment, net	26,438	27,498	28,179	25,766	27,018
Federal Home Loan Bank of New York stock	41,630	41,498	43,439	57,119	56,400
Bank owned life insurance	183,715	182,707	181,710	158,701	157,779
Goodwill	17,636	17,636	17,636	16,127	16,127
Core deposit intangibles	2,859	3,013	3,172	—	—
Right of use asset	51,972	53,802	50,743	42,326	38,303
Other assets	89,850	94,410	84,759	69,207	72,182
Total assets	$8,159,345	$8,159,184	$7,976,394	$7,063,056	$7,162,659

LIABILITIES
Deposits	$6,298,790	$6,326,577	$6,090,733	$4,906,359	$5,049,874
Mortgagors' escrow deposits	58,230	74,348	45,622	57,136	48,525
Borrowed funds	971,827	948,920	1,020,895	1,323,975	1,305,187
Operating lease liability	56,151	58,080	59,100	49,737	45,897
Other liabilities	119,180	112,058	141,047	139,443	141,255
Total liabilities	7,504,178	7,519,983	7,357,397	6,476,650	6,590,738

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	315	315
Additional paid-in capital	260,958	260,019	261,533	227,877	226,901
Treasury stock	(65,335)	(65,479)	(69,400)	(69,409)	(69,436)
Retained earnings	467,620	455,023	442,789	445,931	437,663
Accumulated other comprehensive loss, net of taxes	(8,417)	(10,703)	(16,266)	(18,308)	(23,522)
Total stockholders' equity	655,167	639,201	618,997	586,406	571,921

Total liabilities and stockholders' equity	$8,159,345	$8,159,184	$7,976,394	$7,063,056	$7,162,659

(In thousands)
Issued shares	34,088	34,088	34,088	31,531	31,531
Outstanding shares	30,962	30,954	30,776	28,218	28,217
Treasury shares	3,126	3,133	3,312	3,312	3,313

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2021	2021	2020	2020	2020	2021	2020
Interest-earning Assets:
Mortgage loans, net	$5,130,400	$5,155,975	$5,010,097	$4,721,742	$4,762,068	$5,143,117	$4,729,800
Other loans, net	1,556,488	1,544,501	1,365,419	1,182,309	1,184,344	1,550,527	1,140,840
Total loans, net	6,686,888	6,700,476	6,375,516	5,904,051	5,946,412	6,693,644	5,870,640
Taxable securities:
Mortgage-backed securities	578,134	433,917	413,875	413,902	465,365	506,424	486,638
Other securities	232,020	300,828	266,663	243,754	243,867	266,234	243,796
Total taxable securities	810,154	734,745	680,538	657,656	709,232	772,658	730,434
Tax-exempt securities:
Other securities	50,830	50,828	50,768	51,652	60,280	50,829	61,908
Total tax-exempt securities	50,830	50,828	50,768	51,652	60,280	50,829	61,908
Interest-earning deposits and federal funds sold	242,302	181,168	136,650	62,537	93,911	211,904	101,864
Total interest-earning assets	7,790,174	7,667,217	7,243,472	6,675,896	6,809,835	7,729,035	6,764,846
Other assets	473,379	480,497	461,935	407,132	396,224	476,919	391,683
Total assets	$8,263,553	$8,147,714	$7,705,407	$7,083,028	$7,206,059	$8,205,954	$7,156,529

Interest-bearing Liabilities:
Deposits:
Savings accounts	$153,113	$170,079	$163,382	$160,100	$188,587	$161,549	$191,307
NOW accounts	2,255,581	2,185,384	1,924,840	1,625,109	1,440,147	2,220,677	1,429,943
Money market accounts	2,043,257	1,905,543	1,507,245	1,461,996	1,580,652	1,974,781	1,639,217
Certificate of deposit accounts	1,043,985	1,102,641	1,113,293	1,106,355	1,185,842	1,073,151	1,226,544
Total due to depositors	5,495,936	5,363,647	4,708,760	4,353,560	4,395,228	5,430,158	4,487,011
Mortgagors' escrow accounts	91,545	65,372	75,005	55,868	87,058	78,531	76,281
Total interest-bearing deposits	5,587,481	5,429,019	4,783,765	4,409,428	4,482,286	5,508,689	4,563,292
Borrowings	945,410	1,048,852	1,385,809	1,322,471	1,430,488	996,845	1,369,058
Total interest-bearing liabilities	6,532,891	6,477,871	6,169,574	5,731,899	5,912,774	6,505,534	5,932,350
Non interest-bearing demand deposits	923,220	856,052	731,170	589,674	560,637	889,821	505,199
Other liabilities	162,752	194,144	195,200	184,943	175,234	178,361	151,974
Total liabilities	7,618,863	7,528,067	7,095,944	6,506,516	6,648,645	7,573,716	6,589,523
Equity	644,690	619,647	609,463	576,512	557,414	632,238	567,006
Total liabilities and equity	$8,263,553	$8,147,714	$7,705,407	$7,083,028	$7,206,059	$8,205,954	$7,156,529

Net interest-earning assets	$1,257,283	$1,189,346	$1,073,898	$943,997	$897,061	$1,223,501	$832,496

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands)	2021		2021		2020		2020		2020		2021		2020
Interest Income:
Mortgage loans, net	$52,987		$55,219		$53,777		$49,814		$49,719		$108,206		$99,131
Other loans, net	15,012		13,802		12,343		10,553		10,838		28,814		22,535
Total loans, net	67,999		69,021		66,120		60,367		60,557		137,020		121,666
Taxable securities:
Mortgage-backed securities	2,233		1,698		1,435		1,928		2,327		3,931		5,367
Other securities	1,037		963		957		1,166		1,358		2,000		3,055
Total taxable securities	3,270		2,661		2,392		3,094		3,685		5,931		8,422
Tax-exempt securities:
Other securities	535		530		543		557		643		1,065		1,319
Total tax-exempt securities	535		530		543		557		643		1,065		1,319
Interest-earning deposits and federal funds sold	51		36		30		13		22		87		312
Total interest-earning assets	71,855		72,248		69,085		64,031		64,907		144,103		131,719
Interest Expense:
Deposits:
Savings accounts	$66		$75		$75		$65		$74		$141		$355
NOW accounts	1,499		1,706		1,320		1,242		2,099		3,205		6,747
Money market accounts	2,060		2,100		2,010		2,108		3,208		4,160		10,250
Certificate of deposit accounts	1,913		2,222		3,065		3,700		4,564		4,135		11,331
Total due to depositors	5,538		6,103		6,470		7,115		9,945		11,641		28,683
Mortgagors' escrow accounts	1		2		—		(22)		26		3		66
Total interest-bearing deposits	5,539		6,105		6,470		7,093		9,971		11,644		28,749
Borrowings	5,164		5,140		6,769		6,897		6,084		10,304		13,150
Total interest-bearing liabilities	10,703		11,245		13,239		13,990		16,055		21,948		41,899
Net interest income- tax equivalent	$61,152		$61,003		$55,846		$50,041		$48,852		$122,155		$89,820
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from non-accrual loans	$2,046		$947		$1,093		$1,518		$776		$2,993		$1,965
Net gains/(losses) from fair value adjustments on qualifying hedges included in loan interest income	(664)		1,427		1,023		230		(365)		763		(2,438)
Purchase accounting adjustments	565		922		11		—		—		1,487		—
Interest-earning Assets Yields:
Mortgage loans, net	4.13%		4.28%		4.29%		4.22%		4.18%		4.21%		4.19%
Other loans, net	3.86		3.57		3.62		3.57		3.66		3.72		3.95
Total loans, net	4.07		4.12		4.15		4.09		4.07		4.09		4.14
Taxable securities:
Mortgage-backed securities	1.54		1.57		1.39		1.86		2.00		1.55		2.21
Other securities	1.79		1.28		1.44		1.91		2.23		1.50		2.51
Total taxable securities	1.61		1.45		1.41		1.88		2.08		1.54		2.31
Tax-exempt securities: (1)
Other securities	4.21		4.17		4.28		4.31		4.27		4.19		4.26
Total tax-exempt securities	4.21		4.17		4.28		4.31		4.27		4.19		4.26
Interest-earning deposits and federal funds sold	0.08		0.08		0.09		0.08		0.09		0.08		0.61
Total interest-earning assets	3.69%		3.77%		3.82%		3.84%		3.81%		3.73%		3.89%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.17%		0.18%		0.18%		0.16%		0.16%		0.17%		0.37%
NOW accounts	0.27		0.31		0.27		0.31		0.58		0.29		0.94
Money market accounts	0.40		0.44		0.53		0.58		0.81		0.42		1.25
Certificate of deposit accounts	0.73		0.81		1.10		1.34		1.54		0.77		1.85
Total due to depositors	0.40		0.46		0.55		0.65		0.91		0.43		1.28
Mortgagors' escrow accounts	—		0.01		—		(0.16)		0.12		0.01		0.17
Total interest-bearing deposits	0.40		0.45		0.54		0.64		0.89		0.42		1.26
Borrowings	2.18		1.96		1.95		2.09		1.70		2.07		1.92
Total interest-bearing liabilities	0.66%		0.69%		0.86%		0.98%		1.09%		0.67%		1.41%

Net interest rate spread (tax equivalent)	3.03%		3.08%		2.96%		2.86%		2.72%		3.06%		2.48%
Net interest margin (tax equivalent)	3.14%		3.18%		3.08%		3.00%		2.87%		3.16%		2.66%
Ratio of interest-earning assets to interest-bearing liabilities	1.19	X	1.18	X	1.17	X	1.16	X	1.15	X	1.19	X	1.14	X

(1) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						June 2021 vs.	June 2021 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	March 2021	June 2020
(Dollars in thousands)	2021	2021	2020	2020	2020	% Change	% Change
Non-interest bearing	$945,491	$917,189	$778,672	$607,954	$581,881	3.1%	62.5%
Interest bearing:
Certificate of deposit accounts	1,020,615	1,070,595	1,138,361	1,051,644	1,135,977	(4.7)	(10.2)
Savings accounts	152,931	170,272	168,183	160,294	184,895	(10.2)	(17.3)
Money market accounts	2,057,188	1,990,656	1,682,345	1,381,552	1,474,880	3.3	39.5
NOW accounts	2,122,565	2,177,865	2,323,172	1,704,915	1,672,241	(2.5)	26.9
Total interest-bearing deposits	5,353,299	5,409,388	5,312,061	4,298,405	4,467,993	(1.0)	19.8
Total deposits	$6,298,790	$6,326,577	$6,090,733	$4,906,359	$5,049,874	(0.4)%	24.7%

Loan Composition

						June 2021 vs.	June 2021 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	March 2021	June 2020
(Dollars in thousands)	2021	2021	2020	2020	2020	% Change	% Change
Multi-family residential	$2,542,010	$2,525,967	$2,533,952	$2,252,757	$2,285,555	0.6%	11.2%
Commercial real estate	1,726,895	1,721,702	1,754,754	1,636,659	1,646,085	0.3	4.9
One-to-four family ― mixed-use property	582,211	595,431	602,981	585,159	591,347	(2.2)	(1.5)
One-to-four family ― residential	288,652	239,391	245,211	191,011	184,741	20.6	56.2
Co-operative apartments	7,883	7,965	8,051	8,132	8,423	(1.0)	(6.4)
Construction	62,802	61,528	83,322	63,567	69,433	2.1	(9.6)
Mortgage Loans	5,210,453	5,151,984	5,228,271	4,737,285	4,785,584	1.1	8.9

Small Business Administration (1)	215,158	267,120	167,376	124,649	106,813	(19.5)	101.4
Taxi medallion	—	—	2,757	2,317	3,269	—	(100.0)
Commercial business and other	1,291,526	1,326,657	1,303,225	1,063,429	1,073,623	(2.6)	20.3
Non-mortgage loans	1,506,684	1,593,777	1,473,358	1,190,395	1,183,705	(5.5)	27.3

Net unamortized premiums and unearned loan fees (2)	1,669	(445)	3,045	13,718	13,986	(475.1)	(88.1)
Allowance for loan losses	(42,670)	(45,099)	(45,153)	(38,343)	(36,710)	(5.4)	16.2
Net loans	$6,676,136	$6,700,217	$6,659,521	$5,903,055	$5,946,565	(0.4)%	12.3%

(1) Includes $197.3 million, $251.0 million, $151.9 million, $111.6 million and $93.2 million of PPP loans at June 30, 2021, March, 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.

(2) Includes $8.3 million, $10.5 million and $11.3 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at June 30, 2021, March 31, 2021 and December 31, 2020, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2021	2021	2020	2020	2020	2021	2020
Multi-family residential	$66,913	$58,553	$52,024	$33,733	$59,654	$125,466	$126,972
Commercial real estate	37,963	17,156	57,634	26,644	8,003	55,119	107,574
One-to-four family – mixed-use property	7,135	8,712	9,692	3,867	8,117	15,847	21,572
One-to-four family – residential	59,494	3,131	8,422	2,296	2,674	62,625	11,087
Co-operative apartments	—	—	—	—	—	—	704
Construction	5,281	7,123	6,869	5,420	2,821	12,404	9,570
Mortgage Loans	176,786	94,675	134,641	71,960	81,269	271,461	277,479

Small Business Administration (1)	17,585	125,093	598	18,456	93,241	142,678	93,298
Commercial business and other	130,036	103,118	180,787	65,160	59,287	233,154	161,735
Non-mortgage Loans	147,621	228,211	181,385	83,616	152,528	375,832	255,033

Total	$324,407	$322,886	$316,026	$155,576	$233,797	$647,293	$532,512

(1) Includes $15.5 million, $123.2 million, $18.4 million and $93.2 million of PPP closings for the three months ended June 30, 2021, March 31, 2021, September 30, 2020, and June 30, 2020, respectively.

Weighted Average Rate on Loan Closings

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Loan type	2021	2021	2020	2020	2020
Mortgage loans	3.53%	3.47%	3.47%	3.56%	3.79%
Non-mortgage loans	3.23	2.26	3.37	2.81	1.99
Total loans	3.39%	2.62%	3.41%	3.16%	2.62%

Excluding PPP loans	3.51%	3.62%	3.41%	3.45%	3.71%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Loan Losses

	For the Three Months Ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2021	2021	2020	2020	2020	2021	2020
Allowance for loan losses
Beginning balances	$45,099	$45,153	$38,343	$36,710	$28,098	45,153	21,751
Adoption of Current Expected Credit Losses	—	—	—	—	—	—	379

Multi-family residential	—	33	(11)	(14)	(7)	$33	$(13)
Commercial real estate	—	64	—	—	—	64	—
One-to-four family – mixed-use property	3	19	—	(60)	3	22	(75)
One-to-four family – residential	(2)	(5)	(2)	(2)	(3)	(7)	(8)
Small Business Administration	(9)	(10)	(3)	(47)	165	(19)	158
Taxi medallion	(222)	2,758	124	951	—	2,536	—
Commercial business and other	1,132	6	538	9	849	1,138	2,094
Total net loan charge-offs	902	2,865	646	837	1,007	3,767	2,156

(Benefit) provision for loan losses	(1,527)	2,811	3,357	2,470	9,619	1,284	16,736
Allowance recorded at the time of Acquisition	—	—	4,099	—	—	—	—

Ending balance	$42,670	$45,099	$45,153	$38,343	$36,710	$42,670	$36,710

Gross charge-offs	$1,186	$2,922	$752	$964	$1,030	$4,108	$2,289
Gross recoveries	284	57	106	127	23	341	133

Allowance for loan losses to gross loans	0.64%	0.67%	0.67%	0.65%	0.61%	0.64%	0.61%
Net loan charge-offs to average loans	0.05	0.17	0.04	0.06	0.07	0.11	0.07

Non-Performing Assets

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2021	2021	2020	2020	2020
Loans 90 Days Or More Past Due and Still Accruing:
Multi-family residential	$201	$201	$201	$—	$—
Commercial real estate	—	—	2,547	—	—
Construction	—	2,381	—	—	—
Commercial business and other	—	—	—	—	150
Total	201	2,582	2,748	—	150

Non-accrual Loans:
Multi-family residential	4,669	4,338	2,524	2,661	3,688
Commercial real estate	8	8	1,683	2,657	2,671
One-to-four family - mixed-use property (1)	2,309	2,355	1,366	1,366	2,511
One-to-four family - residential	6,940	7,335	5,854	6,454	6,412
Small Business Administration	976	1,151	1,151	1,151	1,321
Taxi medallion(1)	—	—	2,317	2,218	1,757
Commercial business and other(1)	2,489	3,417	3,430	8,285	1,678
Total	17,391	18,604	18,325	24,792	20,038

Total Non-performing Loans (NPLs)	17,592	21,186	21,073	24,792	20,188

Other Non-performing Assets:
Real estate acquired through foreclosure	—	—	—	—	208
Other asset acquired through foreclosure	—	35	35	35	35
Total	—	35	35	35	243

Total Non-performing Assets	$17,592	$21,221	$21,108	$24,827	$20,431

Non-performing Assets to Total Assets	0.22%	0.26%	0.26%	0.35%	0.29%
Allowance For Loan Losses to NPLs	242.6%	212.9%	214.3%	154.7%	181.8%

(1) Not included in the above analysis are non-accrual performing TDR one-to-four family mixed use property loans totaling $0.3 million each in 2Q21, 1Q21, 4Q20, and 3Q20; non-accrual performing TDR taxi medallion loans totaling $0.4 million in 4Q20, $0.1 million in 3Q20, and $1.5 million in 2Q20, and non-accrual performing TDR commercial business loans totaling $2.2 million each in 2Q21, 1Q21, and 4Q20, respectively;  $1.0 million each in 3Q20 and 2Q20, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate. In a declining interest rate environment, the movement in the curve exaggerates our mark-to-market loss position. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Base Net Interest Income FTE, Base Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Base Interest Income and Yield on Total Loans, Core Non-interest Income, Core Non-interest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and non-interest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars In thousands, except per share data)	2021	2021	2020	2020	2020	2021	2020

GAAP income before income taxes	$25,416	$26,224	$3,878	$18,820	$24,080	$51,640	$22,484

Day 1, Provision for Credit Losses - Empire transaction (Provision for credit losses)	—	—	1,818	—	—	—	—
Net (gain) loss from fair value adjustments (Non-interest income (loss))	6,548	(982)	4,129	2,225	(10,205)	5,566	(4,212)
Net (gain) loss on sale of securities (Non-interest income (loss))	(123)	—	610	—	54	(123)	91
Life insurance proceeds (Non-interest income (loss))	—	—	—	—	(659)	—	(659)
Net gain on disposition of assets (Non-interest income (loss))	—	(621)	—	—	—	(621)	—
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	664	(1,427)	(1,023)	(230)	365	(763)	2,438
Prepayment penalty on borrowings (Non-interest expense)	—	—	7,834	—	—	—	—
Net amortization of purchase accounting adjustments (Various)	(418)	(789)	80	—	—	(1,207)	—
Merger (benefit) expense (Various)	(490)	973	5,349	422	194	483	1,123

Core income before taxes	31,597	23,378	22,675	21,237	13,829	54,975	21,265

Provision for income taxes for core income	8,603	6,405	4,891	5,069	3,532	15,008	5,468

Core net income	$22,994	$16,973	$17,784	$16,168	$10,297	$39,967	$15,797

GAAP diluted earnings per common share	$0.61	$0.60	$0.11	$0.50	$0.63	$1.21	$0.58
Day 1, Provision for Credit Losses - Empire transaction, net of tax	—	—	0.05	—	—	—	—
Net (gain) loss from fair value adjustments, net of tax	0.15	(0.02)	0.11	0.06	(0.27)	0.13	(0.11)
Net loss on sale of securities, net of tax	—	—	0.02	—	—	—	—
Life insurance proceeds	—	—	—	—	(0.02)	—	(0.02)
Net gain on disposition of assets, net of tax	—	(0.01)	—	—	—	(0.01)	—
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	0.02	(0.03)	(0.03)	(0.01)	0.01	(0.02)	0.06
Prepayment penalty on borrowings, net of tax	—	—	0.20	—	—	—	—
Net amortization of purchase accounting adjustments, net of tax	(0.01)	(0.02)	—	—	—	(0.03)	—
Merger (benefit) expense, net of tax	(0.01)	0.02	0.14	0.01	0.01	0.01	0.03
NYS tax change	(0.02)	—	—	—	—	(0.02)	—

Core diluted earnings per common share(1)	$0.73	$0.54	$0.58	$0.56	$0.36	$1.26	$0.55

Core net income, as calculated above	$22,994	$16,973	$17,784	$16,168	$10,297	$39,967	$15,797
Average assets	8,263,553	8,147,714	7,705,407	7,083,028	7,206,059	8,205,954	7,156,529
Average equity	644,690	619,647	609,463	576,512	557,414	632,238	567,006
Core return on average assets(2)	1.11%	0.83%	0.92%	0.91%	0.57%	0.97%	0.44%
Core return on average equity(2)	14.27%	10.96%	11.67%	11.22%	7.39%	12.64%	5.57%

(1) Core diluted earnings per common share may not foot due to rounding.

(2) Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars In thousands)	2021	2021	2020	2020	2020	2021	2020

GAAP Net interest income	$61,039	$60,892	$55,732	$49,924	$48,717	$121,931	$89,543
Net (gain) loss from fair value adjustments on qualifying hedges	664	(1,427)	(1,023)	(230)	365	(763)	2,438
Net amortization of purchase accounting adjustments	(565)	(922)	(11)	—	—	(1,487)	—
Core Net interest income	$61,138	$58,543	$54,698	$49,694	$49,082	$119,681	$91,981

GAAP Non-interest income (loss)	$(3,210)	$6,311	$(1,181)	$1,351	$13,737	$3,101	$10,873
Net (gain) loss from fair value adjustments	6,548	(982)	4,129	2,225	(10,205)	5,566	(4,212)
Net loss on sale of securities	(123)	—	610	—	54	(123)	91
Life insurance proceeds	—	—	—	—	(659)	—	(659)
Net gain on sale of assets	—	(621)	—	—	—	(621)	—
Core Non-interest income	$3,215	$4,708	$3,558	$3,576	$2,927	$7,923	$6,093

GAAP Non-interest expense	$34,011	$38,159	$46,811	$29,985	$28,755	$72,170	$61,135
Prepayment penalty on borrowings	—	—	(7,834)	—	—	—	—
Net amortization of purchase accounting adjustments	(147)	(133)	(91)	—	—	(280)	—
Merger (benefit) expense	490	(973)	(5,349)	(422)	(194)	(483)	(1,123)
Core Non-interest expense	$34,354	$37,053	$33,537	$29,563	$28,561	$71,407	$60,012

Net interest income	$61,039	$60,892	$55,732	$49,924	$48,717	$121,931	$89,543
Non-interest income (loss)	(3,210)	6,311	(1,181)	1,351	13,737	3,101	10,873
Non-interest expense	(34,011)	(38,159)	(46,811)	(29,985)	(28,755)	(72,170)	(61,135)
Pre-provision pre-tax net revenue	$23,818	$29,044	$7,740	$21,290	$33,699	$52,862	$39,281

Core:
Net interest income	$61,138	$58,543	$54,698	$49,694	$49,082	$119,681	$91,981
Non-interest income	3,215	4,708	3,558	3,576	2,927	7,923	6,093
Non-interest expense	(34,354)	(37,053)	(33,537)	(29,563)	(28,561)	(71,407)	(60,012)
Pre-provision pre-tax net revenue	$29,999	$26,198	$24,719	$23,707	$23,448	$56,197	$38,062
Efficiency Ratio	53.4%	58.6%	57.6%	55.4%	54.9%	56.0%	61.2%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE and BASE NET INTEREST INCOME

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars In thousands)	2021	2021	2020	2020	2020	2021	2020
GAAP net interest income	$61,039	$60,892	$55,732	$49,924	$48,717	$121,931	$89,543
Net (gain) loss from fair value adjustments on qualifying hedges	664	(1,427)	(1,023)	(230)	365	(763)	2,438
Net amortization of purchase accounting adjustments	(565)	(922)	(11)	—	—	(1,487)	—
Tax equivalent adjustment	113	111	114	117	135	224	277
Core net interest income FTE	$61,251	$58,654	$54,812	$49,811	$49,217	$119,905	$92,258
Prepayment penalties received on loans, net of reversals and recoveries of interest from non-accrual loans	(2,046)	(947)	(1,093)	(1,518)	(776)	(2,993)	(1,965)
Base net interest income FTE	$59,205	$57,707	$53,719	$48,293	$48,441	$116,912	$90,293

Total average interest-earning assets (1)	$7,799,176	$7,676,833	$7,245,147	$6,675,896	$6,809,835	$7,738,344	$6,764,846
Core net interest margin FTE	3.14%	3.06%	3.03%	2.98%	2.89%	3.10%	2.73%
Base net interest margin FTE	3.04%	3.01%	2.97%	2.89%	2.85%	3.02%	2.67%

GAAP interest income on total loans, net	$67,999	$69,021	$66,120	$60,367	$60,557	$137,020	$121,666
Net (gain) loss from fair value adjustments on qualifying hedges	664	(1,427)	(1,023)	(230)	365	(763)	2,438
Net amortization of purchase accounting adjustments	(624)	(728)	(356)	—	—	(1,352)	—
Core interest income on total loans, net	$68,039	$66,866	$64,741	$60,137	$60,922	$134,905	$124,104
Prepayment penalties received on loans, net of reversals and recoveries of interest from non-accrual loans	(2,046)	(947)	(1,093)	(1,443)	(776)	(2,993)	(1,965)
Base interest income on total loans, net	$65,993	$65,919	$63,648	$58,694	$60,146	$131,912	$122,139

Average total loans, net (1)	$6,697,103	$6,711,446	$6,379,429	$5,904,051	$5,946,412	$6,704,237	$5,870,640
Core yield on total loans	4.06%	3.99%	4.06%	4.07%	4.10%	4.02%	4.23%
Base yield on total loans	3.94%	3.93%	3.99%	3.98%	4.05%	3.94%	4.16%

(1) Excludes purchase accounting average balances for three months ended June 30, 2021, March 31, 2021, and December 31, 2020.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2021	2021	2020	2020	2020
Total Equity	$655,167	$639,201	$618,997	$586,406	$571,921
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(16,127)	(16,127)
Core deposit Intangibles	(2,859)	(3,013)	(3,172)	—	—
Intangible deferred tax liabilities	287	287	287	292	292
Tangible Stockholders' Common Equity	$634,959	$618,839	$598,476	$570,571	$556,086

Total Assets	$8,159,345	$8,159,184	$7,976,394	$7,063,056	$7,162,659
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(16,127)	(16,127)
Core deposit Intangibles	(2,859)	(3,013)	(3,172)	—	—
Intangible deferred tax liabilities	287	287	287	292	292
Tangible Assets	$8,139,137	$8,138,822	$7,955,873	$7,047,221	$7,146,824

Tangible Stockholders' Common Equity to Tangible Assets	7.80%	7.60%	7.52%	8.10%	7.78%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019